1.
Name of Fund
Scudder High Yield Opportunity




Security Purchased

Comparison Security

Comparison Security
Cusip
87264qag5

76168rac2

902118bd9






Issuer
TRW AUTOMOTIVE INC

REXNORD CORP

TYCO INTL GROUP SA
Underwriters
Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD
Securities

Credit Suisse,DBSI,Wachovia

Bofa,CSFB, Goldman, JPMorgan,
Morgan Stanley,Salomon,Bofa,ABN
CIBC,SG Cowen
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
TRWAUT 9.375%,2/15/2013

REX 10.125%,12/15/2012

TYC 2.75%,1/15/2018
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

JT-Lead

n/a
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/6/2003

11/19/2002

1/7/2003






Total dollar amount of
offering sold to QIBs
 $925,000,000

 $225,000,000

 $3,000,000,000
Total dollar amount of
any concurrent public
offering
 $-

 $-

 $-
Total
 $925,000,000

 $225,000,000

 $3,000,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.5

2.75

2.5












Rating
B1/B+

B3/B-

Ba2/BBB- /*-
Current yield
9.38%

10.13%

2.75%






Total par value purchased
                                    230,000

 n/a

n/a
$ amount of purchase
                                    230,000

 n/a

n/a






% of offering purchased
by fund
0.02%

n/a

n/a
% of offering purchased
by associated funds
0.72%

n/a

n/a
Total
0.74%

n/a

n/a

2.
Name of Fund
Scudder Income Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
87264qag5

76168rac2

902118bd9






Issuer
TRW AUTOMOTIVE INC

REXNORD CORP

TYCO INTL GROUP SA
Underwriters
Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD
Securities

Credit Suisse,DBSI,Wachovia

Bofa,CSFB, Goldman, JPMorgan,
Morgan Stanley,Salomon,Bofa,ABN
CIBC,SG Cowen
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
TRWAUT 9.375%,2/15/2013

REX 10.125%,12/15/2012

TYC 2.75%,1/15/2018
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

JT-Lead

n/a
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/6/2003

11/19/2002

1/7/2003






Total dollar amount of
offering sold to QIBs
 $                          925,000,000

 $                          225,000,000

 $                       3,000,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          925,000,000

 $                          225,000,000

 $                       3,000,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.5

2.75

2.5












Rating
B1/B+

B3/B-

Ba2/BBB- /*-
Current yield
9.38%

10.13%

2.75%






Total par value purchased
                                      90,000

 n/a

n/a
$ amount of purchase
                                      90,000

 n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
0.73%

n/a

n/a
Total
0.74%

n/a

n/a

3.
Name of Fund
Scudder High Yield Opportunity




Security Purchased

Comparison Security

Comparison Security
Cusip
228344ab3

759576ac5

858119ac4






Issuer
CROWN EURO HOLDINGS SA

REMINGTON ARMS
COMPANY

STEEL DYNAMICS INC
Underwriters
DBSI,Smith Barney

CSFB,Goldman,Wachovia

Morgan Stanley
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CCK 10.875%,3/1/2013

RACIAQ 10.5%,2/1/2011

STLD 4%,12/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/11/2003

1/17/2003

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                          725,000,000

 $                          200,000,000

 $                          100,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          725,000,000

 $                          200,000,000

 $                          100,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
3

3

3












Rating
B2/B

B2/B-

B3/B
Current yield
10.88%

10.50%

4.00%






Total par value purchased
                                    335,000

 n/a

n/a
$ amount of purchase
                                    335,000

 n/a

n/a






% of offering purchased
by fund
0.05%

 n/a

n/a
% of offering purchased
by associated funds
1.32%

 n/a

n/a
Total
1.37%

 n/a

n/a

4.
Name of Fund
Scudder Income Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
228344ab3

759576ac5

858119ac4






Issuer
CROWN EURO HOLDINGS SA

REMINGTON ARMS
COMPANY

STEEL DYNAMICS INC
Underwriters
DBSI,Smith Barney

CSFB,Goldman,Wachovia

Morgan Stanley
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CCK 10.875%,3/1/2013

RACIAQ 10.5%,2/1/2011

STLD 4%,12/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/11/2003

1/17/2003

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                          725,000,000

 $                          200,000,000

 $                          100,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          725,000,000

 $                          200,000,000

 $                          100,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
3

3

3












Rating
B2/B

B2/B-

B3/B
Current yield
10.88%

10.50%

4.00%






Total par value purchased
                                    130,000

 n/a

n/a
$ amount of purchase
                                    130,000

 n/a

n/a






% of offering purchased
by fund
0.02%

 n/a

n/a
% of offering purchased
by associated funds
1.35%

 n/a

n/a
Total
1.37%

 n/a

n/a

5.
Name of Fund
Scudder High Yield Opportunity




Security Purchased

Comparison Security

Comparison Security
Cusip
228344aa5

759576ac5

858119ac4






Issuer
CROWN EURO HOLDINGS SA

REMINGTON ARMS
COMPANY

STEEL DYNAMICS INC
Underwriters
DBSI, Salomon

CSFB,Goldman,Wachovia

Morgan Stanley
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CCK 9.5%,3/1/2011

RACIAQ 10.5%,2/1/2011

STLD 4%,12/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/11/2003

1/17/2003

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                       1,085,000,000

 $                          200,000,000

 $                          100,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,085,000,000

 $                          200,000,000

 $                          100,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
3

3

3












Rating
B1/B+

B2/B-

B3/B
Current yield
9.50%

10.50%

4.00%






Total par value purchased
                                    170,000

 n/a

n/a
$ amount of purchase
                                    170,000

 n/a

n/a






% of offering purchased
by fund
0.02%

 n/a

n/a
% of offering purchased
by associated funds
0.43%

 n/a

n/a
Total
0.45%

 n/a

n/a

6.
Name of Fund
Scudder Income Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
228344aa5

759576ac5

858119ac4






Issuer
CROWN EURO HOLDINGS SA

REMINGTON ARMS
COMPANY

STEEL DYNAMICS INC
Underwriters
DBSI, Salomon

CSFB,Goldman,Wachovia

Morgan Stanley
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CCK 9.5%,3/1/2011

RACIAQ 10.5%,2/1/2011

STLD 4%,12/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/11/2003

1/17/2003

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                       1,085,000,000

 $                          200,000,000

 $                          100,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,085,000,000

 $                          200,000,000

 $                          100,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
3

3

3












Rating
B1/B+

B2/B-

B3/B
Current yield
9.50%

10.50%

4.00%






Total par value purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.00%

 n/a

n/a
% of offering purchased
by associated funds
0.45%

 n/a

n/a
Total
0.45%

 n/a

n/a

7.
Name of Fund
Scudder High Yield Opportunity




Security Purchased

Comparison Security

Comparison Security
Cusip
25459haa3

252125aa7

513075ae1






Issuer
DIRECTV
HOLDINGS/FINANCE

DEX MEDIA EAST LLC/FIN

LAMAR MEDIA CORP
Underwriters
Bofa,CSFb,DBSI,Goldman,Salomon

Bofa,DBSI,JPM,Lehman,Wachovia,Bear
Stearns,Scotia

JPMorgan
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
DTV 8.375%,3/15/2013

DXME 9.875%,11/15/2009

LAMR 7.25%,1/1/2013
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

Jt Lead

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/25/2003

10/30/2002

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                       1,400,000,000

 $                          450,000,000

 $                          260,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,400,000,000

 $                          450,000,000

 $                          260,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.75

2.50%

1.75












Rating
B1/B

B2/B

Ba3/B
Current yield
8.38%

9.88%

7.25%






Total par value purchased
                                    330,000

n/a

n/a
$ amount of purchase
                                    330,000

n/a

n/a






% of offering purchased
by fund
0.02%

n/a

n/a
% of offering purchased
by associated funds
0.67%

n/a

n/a
Total
0.69%

n/a

n/a

8.
Name of Fund
Scudder Income Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
25459haa3

252125aa7

513075ae1






Issuer
DIRECTV
HOLDINGS/FINANCE

DEX MEDIA EAST LLC/FIN

LAMAR MEDIA CORP
Underwriters
Bofa,CSFb,DBSI,Goldman,Salomon

Bofa,DBSI,JPM,Lehman,Wachovia,Bear
Stearns,Scotia

JPMorgan
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
DTV 8.375%,3/15/2013

DXME 9.875%,11/15/2009

LAMR 7.25%,1/1/2013
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

Jt Lead

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/25/2003

10/30/2002

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                       1,400,000,000

 $                          450,000,000

 $                          260,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,400,000,000

 $                          450,000,000

 $                          260,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.75

2.50%

1.75












Rating
B1/B

B2/B

Ba3/B
Current yield
8.38%

9.88%

7.25%






Total par value purchased
                                    130,000

n/a

n/a
$ amount of purchase
                                    130,000

n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
0.68%

n/a

n/a
Total
0.69%

n/a

n/a

9.
Name of Fund
Scudder High Yield Opportunity




Security Purchased

Comparison Security

Comparison Security
Cusip
368287aa6

961418ac4

17302xac0






Issuer
GAZPROM OAO

WESTPORT RESOURCES
CORP

Citgo Petroleum Corp
Underwriters
Dresdner,Morgan
Stanley,ABN,CSFB,DBSI,Evrofinans,Menatep,Renaissance
Capital,Schroder Salomon

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,JPMorgan,BNP,BNY
Capital,Mizuho,SG Cowen,SunTrust
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
GAZPRU 9.625%,3/1/2013

WRC 8.25%,11/1/2011

CitPet 11.375% 2/1/2011
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/21/2003

12/11/2002

02/20/2003






Total dollar amount of
offering sold to QIBs
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000






Public offering price
                                      100.00

                                      103.00

                                        99.38
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.125

2.25

2.125












Rating
NA/B+

Ba3/B+

Ba3/B+
Current yield
9.63%

8.01%

11.42%






Total par value purchased
                                    835,000

 n/a

n/a
$ amount of purchase
                                    835,000

 n/a

n/a






% of offering purchased
by fund
0.05%

 n/a

n/a
% of offering purchased
by associated funds
1.31%

 n/a

n/a
Total
1.36%

 n/a

n/a

10.
Name of Fund
Scudder Income Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
368287aa6

961418ac4

17302xac0






Issuer
GAZPROM OAO

WESTPORT RESOURCES
CORP

Citgo Petroleum Corp
Underwriters
Dresdner,Morgan
Stanley,ABN,CSFB,DBSI,Evrofinans,Menatep,Renaissance
Capital,Schroder Salomon

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,JPMorgan,BNP,BNY
Capital,Mizuho,SG Cowen,SunTrust
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
GAZPRU 9.625%,3/1/2013

WRC 8.25%,11/1/2011

CitPet 11.375% 2/1/2011
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/21/2003

12/11/2002

02/20/2003






Total dollar amount of
offering sold to QIBs
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000






Public offering price
                                      100.00

                                      103.00

                                        99.38
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.125

2.25

2.125












Rating
NA/B+

Ba3/B+

Ba3/B+
Current yield
9.63%

8.01%

11.42%






Total par value purchased
                                    325,000

 n/a

n/a
$ amount of purchase
                                    325,000

 n/a

n/a






% of offering purchased
by fund
0.02%

 n/a

n/a
% of offering purchased
by associated funds
1.36%

 n/a

n/a
Total
1.38%

 n/a

n/a

11.
Name of Fund
Scudder High Yield Opportunity




Security Purchased

Comparison Security

Comparison Security
Cusip
59001aac6

878483ae6

462846ab2






Issuer
MERITAGE CORPORATION

TECH OLYMPIC USA, INC

IRON MOUNTAIN INC
Underwriters
DBSI,Banc One,Fleet,UBS

Salomon,Credit Lyonnais,DBSI,Fleet

Bear Stearns
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MTH 9.75%,6/1/2011

TOUS 9%,7/1/2010

IRM 7.75%,1/15/2015
Is the affiliate a manager
or co-manager of
offering?
Lead Manager

Co-Manager

n/a
Name of underwriter or
dealer from which
purchased
Warburg

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/13/2003

1/29/2003

12/16/2002






Total dollar amount of
offering sold to QIBs
 $                            50,000,000

 $                          100,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          100,000,000
Total
 $                            50,000,000

 $                          100,000,000

 $                          100,000,000






Public offering price
                                      103.25

                                        94.84

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.75

2

1












Rating
Ba3/B+

Ba3/B+

B2/B
Current yield
9.44%

9.49%

7.75%






Total par value purchased
                                    200,000

n/a

n/a
$ amount of purchase
                                    206,500

n/a

n/a






% of offering purchased
by fund
0.40%

n/a

n/a
% of offering purchased
by associated funds
11.35%

n/a

n/a
Total
11.75%

n/a

n/a

12.
Name of Fund
Scudder Income Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
59001aac6

878483ae6

462846ab2






Issuer
MERITAGE CORPORATION

TECH OLYMPIC USA, INC

IRON MOUNTAIN INC
Underwriters
DBSI,Banc One,Fleet,UBS

Salomon,Credit Lyonnais,DBSI,Fleet

Bear Stearns
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MTH 9.75%,6/1/2011

TOUS 9%,7/1/2010

IRM 7.75%,1/15/2015
Is the affiliate a manager
or co-manager of
offering?
Lead Manager

Co-Manager

n/a
Name of underwriter or
dealer from which
purchased
Warburg

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/13/2003

1/29/2003

12/16/2002






Total dollar amount of
offering sold to QIBs
 $                            50,000,000

 $                          100,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          100,000,000
Total
 $                            50,000,000

 $                          100,000,000

 $                          100,000,000






Public offering price
                                      103.25

                                        94.84

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.75

2

1












Rating
Ba3/B+

Ba3/B+

B2/B
Current yield
9.44%

9.49%

7.75%






Total par value purchased
                                      80,000

n/a

n/a
$ amount of purchase
                                      82,600

n/a

n/a






% of offering purchased
by fund
0.16%

n/a

n/a
% of offering purchased
by associated funds
11.59%

n/a

n/a
Total
11.75%

n/a

n/a

13.
Name of Fund
Scudder High Yield Opportunity




Security Purchased

Comparison Security

Comparison Security
Cusip
87264qaa8

76168rac2

591160AA4






Issuer
TRW AUTOMOTIVE INC

REXNORD CORP

METALDYNE CORP
Underwriters
Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD
Securities

Credit Suisse,DBSI,Wachovia

CSFB,DBSI,JP Morgan,Comercia
Sec.,Nat City Invest. Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
TRWAUT 11%,2/15/2013

REX 10.125%,12/15/2012

METALD 11%,6/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

JT-Lead

Jt. Lead
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/6/2003

11/19/2002

6/13/2002






Total dollar amount of
offering sold to QIBs
 $                          300,000,000

 $                          225,000,000

 $                          250,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          300,000,000

 $                          225,000,000

 $                          250,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.75

2.75

3%












Rating
B2/B+

B3/B-

B3/B
Current yield
11.00%

10.13%

11.00%






Total par value purchased
                                    200,000

 n/a

 n/a
$ amount of purchase
                                    200,000

 n/a

 n/a






% of offering purchased
by fund
0.07%

n/a

n/a
% of offering purchased
by associated funds
1.91%

n/a

n/a
Total
1.98%

n/a

n/a

14.
Name of Fund
Scudder Income Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
87264qaa8

76168rac2

591160AA4






Issuer
TRW AUTOMOTIVE INC

REXNORD CORP

METALDYNE CORP
Underwriters
Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD
Securities

Credit Suisse,DBSI,Wachovia

CSFB,DBSI,JP Morgan,Comercia
Sec.,Nat City Invest. Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
TRWAUT 11%,2/15/2013

REX 10.125%,12/15/2012

METALD 11%,6/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

JT-Lead

Jt. Lead
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/6/2003

11/19/2002

6/13/2002






Total dollar amount of
offering sold to QIBs
 $                          300,000,000

 $                          225,000,000

 $                          250,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          300,000,000

 $                          225,000,000

 $                          250,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.75

2.75

3%












Rating
B2/B+

B3/B-

B3/B
Current yield
11.00%

10.13%

11.00%






Total par value purchased
                                      75,000

 n/a

 n/a
$ amount of purchase
                                      75,000

 n/a

 n/a






% of offering purchased
by fund
0.03%

n/a

n/a
% of offering purchased
by associated funds
1.95%

n/a

n/a
Total
1.98%

n/a

n/a

15.
Name of Fund
Scudder High Yield Opportunity




Security Purchased

Comparison Security

Comparison Security
Cusip
909214bh0

01958xaw7

460690as9






Issuer
UNISYS CORP

ALLIED WASTE NORTH
AMER

INTERPUBLIC GROUP COS
Underwriters
Bofa,Salomon,Bear
Stearns,BNP,DBSI,HSBC,PNC,Royal Bk
of Canada,Wachovia

Credit Suisse, DBSI,JPMorgan,Salomon

JPMorgan,Salomon,UBS,Barclays,HSBC,ING,Morgan
Stanley,SunTrust,Bk of NY
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
UIS 6.875%,3/15/2010

AW 9.25%,9/1/2012

IPG 4.5%,3/15/2023
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

Jt-Lead

n/a
Name of underwriter or
dealer from which
purchased
Salomon

CSFB

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

11/12/2002

3/11/2003






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                          300,000,000

 $                          800,000,000
Total dollar amount of
any concurrent public
offering
 $                          300,000,000

 $                                          -

 $                                          -
Total
 $                          300,000,000

 $                          300,000,000

 $                          800,000,000






Public offering price
                                        99.32

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.5

1.625%

2.75












Rating
Ba1/BB+

Ba3/BB-

Baa3/BB+
Current yield
6.92%

9.25%

4.50%






Total par value purchased
                                    375,000

n/a

n/a
$ amount of purchase
                                    372,446

n/a

n/a






% of offering purchased
by fund
0.13%

n/a

n/a
% of offering purchased
by associated funds
3.71%

n/a

n/a
Total
3.84%

n/a

n/a

16.
Name of Fund
Scudder Income Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
909214bh0

01958xaw7

460690as9






Issuer
UNISYS CORP

ALLIED WASTE NORTH
AMER

INTERPUBLIC GROUP COS
Underwriters
Bofa,Salomon,Bear
Stearns,BNP,DBSI,HSBC,PNC,Royal Bk
of Canada,Wachovia

Credit Suisse, DBSI,JPMorgan,Salomon

JPMorgan,Salomon,UBS,Barclays,HSBC,ING,Morgan
Stanley,SunTrust,Bk of NY
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
UIS 6.875%,3/15/2010

AW 9.25%,9/1/2012

IPG 4.5%,3/15/2023
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

Jt-Lead

n/a
Name of underwriter or
dealer from which
purchased
Salomon

CSFB

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

11/12/2002

3/11/2003






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                          300,000,000

 $                          800,000,000
Total dollar amount of
any concurrent public
offering
 $                          300,000,000

 $                                          -

 $                                          -
Total
 $                          300,000,000

 $                          300,000,000

 $                          800,000,000






Public offering price
                                        99.32

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.5

1.625%

2.75












Rating
Ba1/BB+

Ba3/BB-

Baa3/BB+
Current yield
6.92%

9.25%

4.50%






Total par value purchased
                                    240,000

n/a

n/a
$ amount of purchase
                                    238,366

n/a

n/a






% of offering purchased
by fund
0.08%

n/a

n/a
% of offering purchased
by associated funds
3.76%

n/a

n/a
Total
3.84%

n/a

n/a

17.
Name of Fund
Scudder High Yield Opportunity




Security Purchased

Comparison Security

Comparison Security
Cusip
256605ak2

228344aa5

23302WAA4






Issuer
DOLE FOODS CO

CROWN EURO HOLDINGS SA

D&B ACQUISITION SUB INC
Underwriters
Bofa,DBSI,CoBank,Fleet,Harris
Bk,Scotia,SG Cowen

DBSI, Salomon

DBSI, UBS
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
DOL 8.875%,3/15/2011

CCK 9.5%,3/1/2011

DAB 12.25%,7/15/2009
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

Joint Lead

Jt. Lead
Name of underwriter or
dealer from which
purchased
Bofa

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/17/2003

2/11/2003

6/28/2002






Total dollar amount of
offering sold to QIBs
 $                          475,000,000

 $                       1,085,000,000

 $                          155,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          475,000,000

 $                       1,085,000,000

 $                          155,000,000






Public offering price
                                      100.00

                                      100.00

                                        96.62
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
3

3

3.00%












Rating
B2/B+

B1/B+

B2/B
Current yield
8.88%

9.50%

12.68%






Total par value purchased
                                      50,000

n/a

n/a
$ amount of purchase
                                      50,000

n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
0.29%

n/a

n/a
Total
0.30%

n/a

n/a

18.
Name of Fund
Scudder High Yield Opportunity




Security Purchased

Comparison Security

Comparison Security
Cusip
615801aa5

252125aa7

436141aj4






Issuer
MOORE NORTH AMER
FINANCE

DEX MEDIA EAST LLC/FIN

HOLLYWOOD
ENTERTAINMENT
Underwriters
Bofa,DBSI,Salomon,Banc
One,BNP,CIBC,Credit
Lyonnais,Fleet,Scotia

Bofa,DBSI,JPM,Lehman,Wachovia,Bear
Stearns,Scotia

UBS,Lehman
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MCL 7.875%,1/15/2011

DXME 9.875%,11/15/2009

HLYW 9.625%,3/15/2011
Is the affiliate a manager
or co-manager of
offering?
Joint lead

Jt Lead

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/11/2003

10/30/2002

12/13/2002






Total dollar amount of
offering sold to QIBs
 $                          403,000,000

 $                          450,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          403,000,000

 $                          450,000,000

 $                          225,000,000






Public offering price
                                        99.30

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.5

2.50%

2.875












Rating
B1/BB-

B2/B

B3 /*+/B-
Current yield
7.93%

9.88%

9.63%






Total par value purchased
                                    165,000

n/a

n/a
$ amount of purchase
                                    163,843

n/a

n/a






% of offering purchased
by fund
0.04%

n/a

n/a
% of offering purchased
by associated funds
1.15%

n/a

n/a
Total
1.19%

n/a

n/a

19.
Name of Fund
Scudder Income Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
615801aa5

252125aa7

436141aj4






Issuer
MOORE NORTH AMER
FINANCE

DEX MEDIA EAST LLC/FIN

HOLLYWOOD
ENTERTAINMENT
Underwriters
Bofa,DBSI,Salomon,Banc
One,BNP,CIBC,Credit
Lyonnais,Fleet,Scotia

Bofa,DBSI,JPM,Lehman,Wachovia,Bear
Stearns,Scotia

UBS,Lehman
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MCL 7.875%,1/15/2011

DXME 9.875%,11/15/2009

HLYW 9.625%,3/15/2011
Is the affiliate a manager
or co-manager of
offering?
Joint lead

Jt Lead

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/11/2003

10/30/2002

12/13/2002






Total dollar amount of
offering sold to QIBs
 $                          403,000,000

 $                          450,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          403,000,000

 $                          450,000,000

 $                          225,000,000






Public offering price
                                        99.30

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.5

2.50%

2.875












Rating
B1/BB-

B2/B

B3 /*+/B-
Current yield
7.93%

9.88%

9.63%






Total par value purchased
                                      65,000

n/a

n/a
$ amount of purchase
                                      64,544

n/a

n/a






% of offering purchased
by fund
0.02%

n/a

n/a
% of offering purchased
by associated funds
1.17%

n/a

n/a
Total
1.19%

n/a

n/a

20.
Name of Fund
Scudder High Yield Opportunity Fund



Security Purchased

Comparison Security

Comparison Security
Cusip
89816raa5

552075aa1

460690as9






Issuer
TRUMP HOLDINGS &
FUNDING

WILLIAM LYON HOMES

INTERPUBLIC GROUP COS
Underwriters
CSFB,DBSI,UBS,Jefferies

UBS,Salomon

JPMorgan,Salomon,
UBS,Barclays,HSBC,ING,Morgan
Stanley,SunTrust,Bk of NY
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
DJT 11.625%,3/15/2010

WLS 10.75%,4/1/2013

IPG 4.5%,3/15/2023
Is the affiliate a manager
or co-manager of
offering?
Join Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/13/2003

3/12/2003

3/11/2003






Total dollar amount of
offering sold to QIBs
 $                          425,000,000

 $                                          -

 $                          800,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                          250,000,000

 $                                          -
Total
 $                          425,000,000

 $                          250,000,000

 $                          800,000,000






Public offering price
                                        94.83

                                        98.49

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.75

2.75

2.75












Rating
B3/B-

B3/B-

Baa3/BB+
Current yield
12.26%

10.91%

4.50%






Total par value purchased
                                    135,000

 n/a

n/a
$ amount of purchase
                                    128,023

 n/a

n/a






% of offering purchased
by fund
0.03%

 n/a

n/a
% of offering purchased
by associated funds
0.89%

 n/a

n/a
Total
0.92%

 n/a

n/a

21.
Name of Fund
Scudder High Yield Opportunity




Security Purchased

Comparison Security

Comparison Security
Cusip
03071daa7

305560ac8

04269qaa8






Issuer
AMERIPATH INC

FAIRPOINT
COMMUNICATIONS

ARRIS GROUP INC
Underwriters
CSFB,DBSI,Wachovia

CSFB,Salomon,Bofa,DBSI,Wachovia

CIBC
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
PATH 10.5%,4/1/2013

MJDCOM 11.875%,3/1/2010

ARRS 4.5%,3/15/2008
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

Co-Manager

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/13/2003

3/3/2003

3/12/2003






Total dollar amount of
offering sold to QIBs
 $                          275,000,000

 $                          225,000,000

 $                          105,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          275,000,000

 $                          225,000,000

 $                          105,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
3

3.5

3.5












Rating
B3/B-

B3/B

NA/B-
Current yield
10.50%

11.88%

4.50%






Total par value purchased
                                    405,000

 n/a

n/a
$ amount of purchase
                                    405,000

 n/a

n/a






% of offering purchased
by fund
0.15%

 n/a

n/a
% of offering purchased
by associated funds
4.13%

 n/a

n/a
Total
4.28%

 n/a

n/a

22.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
AES CORPORATION
SOUTHERN NATURAL GAS
EL PASO ENERGY PARTNERS
Underwriters
Citigroup, Bank of Toyko, Credit Lyonnais, DBSI, Societe
General,
UBS Warburg
CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Goldman, JP Morgan, UBS Warburg, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
AES 8.75, 5/15/2013
EP 8.875%, 3/15/2010
EPN 8.5%, 6/1/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/01/2003
02/28/2003
03/19/2003
Total dollar amount of offering sold to QIBs
 $
1,200,000,000
 $
400,000,000
 $
300,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
1,200,000,000
 $
400,000,000
 $
300,000,000
Public offering price
 $
100.00
 $
98.72
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.25%
2.50%
2.00%
















Rating
B2/B+
B1/B+
B1/BB-/*-
Current yield
8.75%
8.99%
8.50%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 335,000.00
 $                 335,000.00
0.03%
-2.56%
0.46%
05/19/2003
Scudder Income Fund
Boston
 $                 115,000.00
 $                 115,000.00
0.01%
-2.56%
1.39%
05/19/2003
Chicago Funds







High Income Fund
Chicago
 $              5,990,000.00
 $              5,990,000.00
0.50%
-2.56%
0.39%
05/19/2003
High Income Trust
Chicago
 $                 525,000.00
 $                 525,000.00
0.04%
-2.56%
0.51%
05/19/2003
Multi-Market Income Trust
Chicago
 $                 240,000.00
 $                 240,000.00
0.02%
-2.56%
1.94%
05/19/2003
Strategic Income Fund
Chicago
 $                 390,000.00
 $                 390,000.00
0.03%
-2.56%
2.01%
05/19/2003
Strategic Income Trust
Chicago
 $                    55,000.00
 $                    55,000.00
0.00%
-2.56%
1.54%
05/19/2003
SVS II High Income Portfolio
Chicago
 $                 865,000.00
 $                 865,000.00
0.07%
-2.56%
0.40%
05/19/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.00%
-2.56%
1.43%
05/19/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.00%
-2.56%
1.16%
05/19/2003
Total Return Fund
Chicago
 $                    90,000.00
 $                    90,000.00
0.01%
1.15%
1.15%
05/02/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    95,000.00
 $                    95,000.00
0.01%
-2.56%
1.61%
05/19/2003
New York Funds







High Income Plus Fund
New York
 $                 900,000.00
 $                 900,000.00
0.08%
-2.56%
0.00%
05/19/2003
Total

 $              9,700,000.00
 $              9,700,000.00
0.81%




23.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
AES CORPORATION
SOUTHERN NATURAL GAS
EL PASO ENERGY PARTNERS
Underwriters
Citigroup, Bank of Toyko, Credit Lyonnais, DBSI, Lehman,
Societe
General, UBS Warburg
CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Goldman, JP Morgan, UBS Warburg, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
AES 9%, 5/15/2015
EP 8.875%, 3/15/2010
EPN 8.5%, 6/1/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/01/2003
02/28/2003
03/19/2003
Total dollar amount of offering sold to QIBs
 $
600,000,000
 $
400,000,000
 $
300,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
600,000,000
 $
400,000,000
 $
300,000,000
Public offering price
 $
100.00
 $
98.72
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.25%
2.50%
2.00%
















Rating
B2/B+
B1/B+
B1/BB-/*-
Current yield
9.00%
8.99%
8.50%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 170,000.00
 $                 170,000.00
0.03%
6.00%
3.26%
06/30/2003
Scudder Income Fund
Boston
 $                    60,000.00
 $                    60,000.00
0.01%
6.00%
1.72%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              3,030,000.00
 $              3,030,000.00
0.51%
6.00%
3.36%
06/30/2003
High Income Trust
Chicago
 $                 265,000.00
 $                 265,000.00
0.04%
6.00%
4.15%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 120,000.00
 $                 120,000.00
0.02%
6.00%
4.72%
06/30/2003
Strategic Income Fund
Chicago
 $                 200,000.00
 $                 200,000.00
0.03%
6.00%
3.83%
06/03/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
6.00%
4.34%
06/30/2003
SVS II High Income Portfolio
Chicago
 $                 440,000.00
 $                 444,000.00
0.07%
6.00%
3.21%
06/30/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
6.00%
3.83%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.01%
6.00%
2.41%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 460,000.00
 $                 460,000.00
0.08%
6.00%
3.48%
06/30/2003
Total

 $              4,725,000.00
 $              4,729,000.00
0.79%




24.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
ALLIED WASTE NORTH AMERICA
KANSAS CITY SOUTHERN
CASCADES, INC
Underwriters
CSFB, DBSI, JP Morgan, Banc One, BNP Paribas, Credit
Lyonnais,
Fleet, Scotia, UBS Warburg, Wachovia
Morgan Stanley, Banc One, DBSI, JP Morgan, Scotia
Salomon, Scotia, BMO Nesbitt, BNP Paribas, CIBC, Comercia,
NBC
Capital Mkts, Societe General, TD Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
AW 7.875%, 4/15/2013
KSU 7.5%, 6/15/2009
CASCN 7.25%, 2/15/2013
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/04/2003
06/05/2002
01/31/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
200,000,000
 $
450,000,000
Total dollar amount of any concurrent public offering
 $
450,000,000
 $
-
 $
-
Total
 $
450,000,000
 $
200,000,000
 $
450,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.75%
1.75%
1.75%
















Rating
Ba3/BB-
Ba2/BB-
Ba1/BB+
Current yield
7.88%
7.50%
7.25%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 190,000.00
 $                 190,000.00
0.04%
1.16%
4.14%
05/27/2003
Scudder Income Fund
Boston
 $                    70,000.00
 $                    70,000.00
0.02%
1.16%
2.97%
05/27/2003
Chicago Funds







High Income Fund
Chicago
 $              3,560,000.00
 $              3,560,000.00
0.79%
1.16%
4.07%
05/27/2003
High Income Trust
Chicago
 $                 315,000.00
 $                 315,000.00
0.07%
1.16%
5.44%
05/27/2003
Multi-Market Income Trust
Chicago
 $                 145,000.00
 $                 145,000.00
0.03%
1.16%
7.98%
05/27/2003
Strategic Income Fund
Chicago
 $                 250,000.00
 $                 250,000.00
0.06%
1.16%
6.04%
05/27/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.16%
9.52%
05/27/2003
SVS II High Income Fund
Chicago
 $                 495,000.00
 $                 495,000.00
0.11%
1.16%
3.89%
05/27/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
6.53%
3.16%
06/30/2003
Total Return Fund
Chicago
 $                    55,000.00
 $                    55,000.00
0.01%
6.53%
6.41%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    60,000.00
 $                    60,000.00
0.01%
6.53%
4.27%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 590,000.00
 $                 590,000.00
0.13%
1.16%
3.53%
05/27/2003
Total

 $              5,830,000.00
 $              5,830,000.00
1.30%




25.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
BALLY TOTAL FITNESS HLDG
TRUMP HOLDINGS & FUNDING
WYNN LAS VEGAS LLC/CORP
Underwriters
DBSI, JPM
CSFB, DBSI, UBS, Jeffries
BofA, Bear, DBSI, Dresdner, Fleet, Jeffries, Scotia, SG
Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
BFT 10.5%, 7/15/2011
DJT 11.625%, 3/15/2010
WYNN 12%, 11/1/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/26/2003
03/13/2003
10/25/2002
Total dollar amount of offering sold to QIBs
 $
200,000,000
 $
425,000,000
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
370,000,000
Total
 $
200,000,000
 $
425,000,000
 $
370,000,000
Public offering price
 $
100.00
 $
94.83
 $
92.79
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.75%
2.74%
















Rating
B2/B
B3/B-
B3/CCC+
Current yield
10.50%
12.26%
12.93%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                    55,000.00
 $                    55,000.00
0.03%
0.37%
0.00%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $                 935,000.00
 $                 935,000.00
0.47%
0.37%
0.00%
06/30/2003
High Income Trust
Chicago
 $                    85,000.00
 $                    85,000.00
0.04%
0.37%
0.00%
06/30/2003
Multi-Market Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.03%
0.37%
-0.12%
06/30/2003
Strategic Income Fund
Chicago
 $                    60,000.00
 $                    60,000.00
0.03%
0.37%
0.00%
06/30/2003
SVS II High Income Fund
Chicago
 $                 140,000.00
 $                 140,000.00
0.07%
0.37%
0.00%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 125,000.00
 $                 125,000.00
0.06%
0.37%
0.73%
06/30/2003
Total

 $              1,450,000.00
 $              1,450,000.00
0.73%




26.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
CORP ANDINA DE FOMENTO
UNITED MEXICAN STATES
REPUBLIC OF CHILE
Underwriters
Merrill, CSFB, DBSI, Goldman
JP Morgan, UBS Warburg, Bear Stearns, DBSI, Lehman
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
CAF 5.25%, 5/21/2013
MEX 6.375%, 1/16/2013
CHILE 5.5%, 1/15/2013
Is the affiliate a manager or co-manager of offering?
Co-manager
Co-manager
Joint lead
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/14/2003
01/09/2003
01/08/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
500,000,000
 $
2,000,000,000
 $
1,000,000,000
Total
 $
500,000,000
 $
2,000,000,000
 $
1,000,000,000
Public offering price
 $
99.58
 $
98.09
 $
99.09
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.40%
0.40%
0.28%
















Rating
A2/A
Baa2/BBB-
Baa1/A-
Current yield
5.22%
6.50%
5.55%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Income Fund
Boston
 $              3,410,000.00
 $              3,395,814.00
0.68%
2.41%
0.48%
06/30/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              1,140,000.00
 $              1,135,258.00
0.23%
4.69%
1.50%
06/11/2003
New York Funds







Fixed Income Fund
New York
 $              5,545,000.00
 $              5,521,933.00
1.10%
4.69%
1.53%
06/11/2003
Total

 $            10,095,000.00
 $            10,053,005.00
2.01%




27.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
CORRECTIONS CORP. OF AMERICA
US STEEL CORP.
WILLIAM LYONS HOMES
Underwriters
Lehman, BB&T, DBSI, First Analysis, Jefferies, Morgan
Joseph, SG
Cowen, Southtrust, UBS Warburg
Goldman, JPM, Bk of NY, Lehman, PNC, RBS, Scotia
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
CXW 7.5%, 5/1/2011
USX 9.75%, 5/15/2010
WLS 10.75%, 4/1/2013
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/02/2003
05/14/2003
03/12/2003
Total dollar amount of offering sold to QIBs
 $
250,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
450,000,000
 $
250,000,000
Total
 $
250,000,000
 $
450,000,000
 $
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
98.49
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.25%
2.00%
2.75%
















Rating
B1/B
B1/BB-
B3/B-
Current yield
7.50%
9.75%
10.91%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 230,000.00
 $                 230,000.00
0.09%
5.73%
2.91%
06/30/2003
Scudder Income Fund
Boston
 $                    80,000.00
 $                    80,000.00
0.03%
5.73%
1.88%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              4,210,000.00
 $              4,210,000.00
1.68%
5.73%
3.16%
06/30/2003
High Income Trust
Chicago
 $                 370,000.00
 $                 370,000.00
0.15%
5.73%
3.77%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 165,000.00
 $                 165,000.00
0.07%
5.73%
3.97%
06/30/2003
Strategic Income Fund
Chicago
 $                 270,000.00
 $                 270,000.00
0.11%
5.73%
3.60%
06/30/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
5.73%
3.75%
06/30/2003
SVS II High Income Fund
Chicago
 $                 600,000.00
 $                 600,000.00
0.24%
5.73%
2.94%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
6.63%
2.53%
06/19/2003
Total Return Fund
Chicago
 $                    65,000.00
 $                    65,000.00
0.03%
6.83%
3.67%
06/23/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    65,000.00
 $                    65,000.00
0.03%
5.73%
2.46%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 645,000.00
 $                 645,000.00
0.26%
6.63%
2.87%
06/19/2003
Total

 $              6,800,000.00
 $              6,800,000.00
2.72%




28.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
DAN RIVER INC.
WILLIAM LYON HOMES
SHAW GROUP INC.
Underwriters
DBSI, Fleet Wachovia
UBS, Salomon
CSFB, UBS, BMO Nesbitt, Burns, BNP Paribas, Credit Lyonnais,
US
Bancorp
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
DRF 12.75%, 4/15/2009
WLS 10.75%, 4/1/2013
SGR 10.75%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/01/2003
03/12/2003
03/12/2003
Total dollar amount of offering sold to QIBs
 $
157,000,000
 $
-
 $
253,029,000
Total dollar amount of any concurrent public offering
 $
-
 $
250,000,000
 $
253,029,000
Total
 $
157,000,000
 $
250,000,000
 $
506,058,000
Public offering price
 $
95.04
 $
98.49
 $
99.80
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.75%
2.75%
2.75%
















Rating
B3/B-
B3/B-
Ba2/BB
Current yield
13.42%
10.91%
10.88%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 135,000.00
 $                 128,297.00
0.09%
-1.94%
8.44%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              2,505,000.00
 $              2,380,627.00
1.60%
-1.94%
8.56%
06/30/2003
High Income Trust
Chicago
 $                 225,000.00
 $                 213,829.00
0.14%
-1.94%
11.58%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 105,000.00
 $                    99,787.00
0.07%
-1.94%
11.68%
06/30/2003
Strategic Income Fund
Chicago
 $                 180,000.00
 $                 171,063.00
0.11%
-1.94%
8.31%
06/30/2003
SVS II High Income Fund
Chicago
 $                 350,000.00
 $                 332,623.00
0.22%
-1.94%
8.29%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 415,000.00
 $                 394,395.00
0.26%
-1.94%
8.69%
06/30/2003
Total

 $              3,915,000.00
 $              3,720,621.00
2.49%




29.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
DAYTON SUPERIOR CORP.
WILLIAM LYON HOMES
SHAW GROUP INC.
Underwriters
DBSI, Morgan Stanley, Merrill
UBS, Salomon
CSFB, UBS, BMO Nesbitt, BNP Paribas, Credit Lyonnais, US
Bancorp
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
DSD 10.75%, 9/15/2008
WLS 10.75%, 4/1/2013
SGR 10.75%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/03/2003
03/12/2003
03/12/2003
Total dollar amount of offering sold to QIBs
 $
165,000,000
 $
-
 $
253,029,000
Total dollar amount of any concurrent public offering
 $
-
 $
250,000,000
 $
-
Total
 $
165,000,000
 $
253,029,000
 $
250,000,000
Public offering price
 $
98.09
 $
98.49
 $
98.80
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.75%
2.75%
















Rating
B3/B+
B3/B-
Ba2/BB
Current yield
10.96%
10.91%
10.88%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 325,000.00
 $                 318,786.00
0.19%
1.75%
2.42%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              5,685,000.00
 $              5,576,303.00
3.45%
1.75%
2.45%
06/30/2003
High Income Trust
Chicago
 $                 505,000.00
 $                 495,344.00
0.31%
1.75%
3.24%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 235,000.00
 $                 230,507.00
0.14%
1.75%
1.41%
06/30/2003
Strategic Income Fund
Chicago
 $                 375,000.00
 $                 367,830.00
0.23%
1.75%
0.77%
06/30/2003
Strategic Income Trust
Chicago
 $                    55,000.00
 $                    53,948.00
0.03%
1.75%
1.36%
06/30/2003
SVS II High Income Portfolio
Chicago
 $                 845,000.00
 $                 828,844.00
0.51%
1.75%
-0.51%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 805,000.00
 $                 789,608.00
0.49%
1.75%
0.73%
06/30/2003
Total

 $              8,830,000.00
 $              8,661,170.00
5.36%




30.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
EL PASO PRODUCTION HLDG
CITGO PETROLEUM CORP.
SOUTHERN NATURAL GAS
Underwriters
Citigroup, CSFB, BofA, DBSI, Lehman, Scotia
CSFB, JP Morgan, BNP Paribas, BNY Capital, Mizuho, SG Cowen,
SunTrust
CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
EP 7.75%, 6/1/2013
CITPET 11.375%, 2/1/2011
EP 8.875%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/20/2003
02/20/2003
02/28/2003
Total dollar amount of offering sold to QIBs
 $
1,200,000,000
 $
550,000,000
 $
400,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
1,200,000,000
 $
550,000,000
 $
400,000,000
Public offering price
 $
100.00
 $
99.38
 $
98.72
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.13%
2.50%
















Rating
B2/B+
Ba3/BB-
B1/B+
Current yield
7.75%
11.45%
8.99%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 515,000.00
 $                 515,000.00
0.04%
0.63%
2.91%
06/30/2003
Scudder Income Fund
Boston
 $                 135,000.00
 $                 135,000.00
0.01%
0.63%
0.02%
06/30/2003
SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
0.14%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              9,155,000.00
 $              9,155,000.00
0.76%
0.63%
2.96%
06/30/2003
High Income Trust
Chicago
 $                 800,000.00
 $                 800,000.00
0.07%
0.63%
3.81%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 370,000.00
 $                 370,000.00
0.03%
0.63%
3.10%
06/30/2003
Strategic Income Fund
Chicago
 $                 595,000.00
 $                 595,000.00
0.05%
0.63%
1.78%
06/30/2003
Strategic Income Trust
Chicago
 $                    85,000.00
 $                    85,000.00
0.01%
0.63%
3.09%
06/30/2003
SVS II High Income Portfolio
Chicago
 $              1,340,000.00
 $              1,340,000.00
0.11%
0.63%
2.94%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
0.17%
06/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
2.98%
06/30/2003
Total Return Fund
Chicago
 $                 105,000.00
 $                 105,000.00
0.01%
0.63%
2.90%
06/30/2003
Montgomery Street







Montgomery Street Income
Securities
Montgomery Street
 $                 110,000.00
 $                 110,000.00
0.01%
0.63%
0.59%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $              1,275,000.00
 $              1,275,000.00
0.11%
0.63%
3.63%
06/30/2003
Total

 $            14,635,000.00
 $            14,635,000.00
1.22%




31.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
ENTERGY GULF STATES
OHIO EDISON
CENTERPOINT ENERGY HOUSTON
Underwriters
DBSI, BNP Paribas, Lehman, Banc One
Barclays, Citigroup, Fleet, PNC, RBS
CSFB, DBSI, Salomon, ABN, Banc One, Barclays, JPM, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
ETR 6.2%, 7/1/2033
FE 5.45%, 5/1/2015
CNP 5.7%, 3/15/2013
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Joint lead
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/24/2003
04/15/2003
03/13/2003
Total dollar amount of offering sold to QIBs
 $
240,000,000
 $
150,000,000
 $
450,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
240,000,000
 $
150,000,000
 $
450,000,000
Public offering price
 $
99.50
 $
99.95
 $
99.63
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.88%
0.68%
0.65%
















Rating
Baa3/BB-
Baa2/BBB-
Baa2/BBB
Current yield
6.23%
5.45%
5.72%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Income Fund
Boston
 $              9,855,000.00
 $              9,805,725.00
4.11%
-2.20%
-0.76%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $              2,000,000.00
 $              1,990,000.00
0.83%
-2.20%
-0.87%
06/30/2003
New York Funds







Fixed Income Fund
New York
 $            11,045,000.00
 $            10,989,775.00
4.60%
-2.20%
-0.56%
06/30/2003
Total

 $            22,900,000.00
 $            22,785,500.00
9.54%




32.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
FLEXTRONICS INTL LTD
UNISYS CORP
AVAYA INC.
Underwriters
Citigroup, CSFB, Goldman, DBSI, Lehman
BofA, Salomon, Bear Stearns, BNP Paribas, DBSI, HSBC, PNC,
Royal
Bank of Canada, Wachovia
Citigroup, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
FLEX 6.5%, 5/15/2003
UIS 6.875%, 3/15/2010
AV 11.125%, 4/1/2009
Is the affiliate a manager or co-manager of offering?
Co-manager
Co-manager
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/05/2003
03/12/2003
03/22/2002
Total dollar amount of offering sold to QIBs
 $
400,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
300,000,000
 $
640,000,000
Total
 $
400,000,000
 $
300,000,000
 $
640,000,000
Public offering price
 $
100.00
 $
99.32
 $
98.81
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.50%
2.25%
















Rating
Ba2/BB-
Ba1/BB+
B2/B+
Current yield
6.50%
6.92%
11.26%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 315,000.00
 $                 315,000.00
0.08%
-2.74%
2.67%
06/30/2003
Scudder Income Fund
Boston
 $                 275,000.00
 $                 275,000.00
0.07%
-2.74%
1.72%
06/30/2003
SVS I Bond Portfolio
Boston
 $                    55,000.00
 $                    55,000.00
0.01%
-2.74%
1.89%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              5,635,000.00
 $              5,635,000.00
1.41%
-2.74%
2.76%
06/30/2003
High Income Trust
Chicago
 $                 495,000.00
 $                 495,000.00
0.12%
-2.74%
3.39%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 225,000.00
 $                 225,000.00
0.06%
-2.74%
3.72%
06/30/2003
Strategic Income Fund
Chicago
 $                 365,000.00
 $                 365,000.00
0.09%
-2.74%
3.37%
06/30/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
-2.74%
3.49%
06/30/2003
SVS II High Income Fund
Chicago
 $                 815,000.00
 $                 815,000.00
0.20%
-2.74%
2.66%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    90,000.00
 $                    90,000.00
0.02%
-2.74%
1.85%
06/30/2003
SVS II Total Return Fund
Chicago
 $                    70,000.00
 $                    70,000.00
0.02%
-2.74%
3.36%
06/30/2003
Total Return Fund
Chicago
 $                 215,000.00
 $                 215,000.00
0.05%
-2.74%
3.17%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 220,000.00
 $                 220,000.00
0.06%
-2.74%
2.31%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 855,000.00
 $                 855,000.00
0.21%
-2.74%
3.05%
06/30/2003
Total

 $              9,680,000.00
 $              9,680,000.00
2.42%




33.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
THOMAS & BETTS CORP.
HCC INSURANCE HOLDINGS
Underwriters
BofA, Citigroup, JPM, Merrill, Morgan Stanley, UBS, DBSI,
ABN,
BNP
BofA, CSFB, Wachovia
Salomon, Advest, Raymond James, Wells Fargo, William Blair
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 6.25%  7/15/2033
TNB 7.25%, 6/1/2013
HCC 1.3%, 4/1/2023
Is the affiliate a manager or co-manager of offering?
Co-manager
n/a
n/a
Name of underwriter or dealer from which purchased
Morgan Stanley
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/26/2003
05/21/2003
3/25/82003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
160,000,000
 $
125,000,000
 $
125,000,000
Total
 $
160,000,000
 $
125,000,000
 $
125,000,000
Public offering price
 $
25.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.75%
1.30%
2.25%
















Rating
Baa1/BBB
Ba1/BBB-
N/A/A
Current yield
25.00%
7.25%
1.30%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                      8,525.00
 $                      2,131.00
0.00%
-1.11%
0.00%
06/30/2003
Scudder Income Fund
Boston
 $                      2,850.00
 $                         713.00
0.00%
-1.11%
0.15%
06/30/2003
SVS I Bond Portfolio
Boston
 $                         550.00
 $                         138.00
0.00%
-1.11%
0.14%
06/30/2003
Chicago Funds







High Income Trust
Chicago
 $                    12,925.00
 $                      3,231.00
0.00%
-1.11%
0.00%
06/30/2003
Strategic Income Fund
Chicago
 $                      9,725.00
 $                      2,431.00
0.00%
-1.11%
0.00%
06/30/2003
Strategic Income Trust
Chicago
 $                      6,025.00
 $                      1,506.00
0.00%
-1.11%
-0.16%
06/30/2003
SVS II High Income Portfolio
Chicago
 $                    21,975.00
 $                      5,494.00
0.00%
-1.11%
0.00%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                         850.00
 $                         213.00
0.00%
-1.11%
0.08%
06/30/2003
Total Return Fund
Chicago
 $                      2,250.00
 $                         563.00
0.00%
-1.11%
-0.49%
06/30/2003
SVS II Total Return Fund
Chicago
 $                         725.00
 $                         181.00
0.00%
-1.11%
-0.51%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 140,000.00
 $                 138,883.00
0.09%
-1.11%
0.10%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                    19,975.00
 $                      4,994.00
0.00%
-1.11%
0.73%
06/30/2003
Total

 $                 226,375.00
 $                 160,478.00
0.10%




34.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
John Deere Capital Corp.
MAYTAG CORP.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan
Stanley, BNP,
CSFB, SoGen, CIBC
Bofa, CSFB, DBSI
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 8.25%  7/15/2023
DE 5.1%, 1/15/2013
myg 5%, 5/15/2015
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Salomon
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/26/2003
01/07/2003
05/09/2003
Total dollar amount of offering sold to QIBs
$
$-
$-
Total dollar amount of any concurrent public offering
$1,250,000,000
$650,000,000
$200,000,000
Total
$1,250,000,000
$650,000,000
$200,000,000
Public offering price
$99.20
$99.84
$99.35
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.75%
0.45%
0.63%
















Rating
Baa1/BBB
A3/A-
Baa2/BBB
Current yield
8.32%
5.11%
5.03%








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                        515,000.00
 $                 510,890.00
0.04%
0.83%
0.00%
06/30/2003
Scudder Income Fund
Boston
 $                     4,184,000.00
 $              4,150,612.00
0.33%
0.83%
0.15%
06/30/2003
SVS I Bond Portfolio
Boston
 $                        765,000.00
 $                 758,895.00
0.06%
0.83%
0.14%
06/30/2003
Scudder Balanced Fund
Boston
 $                        585,000.00
 $                 580,320.00
0.05%
0.83%
-0.51%
06/30/2003
SVS I Balanced Fund
Boston
 $                           90,000.00
 $                    89,282.00
0.01%
0.83%
-0.48%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $                        889,500.00
 $              8,824,018.00
0.71%
0.83%
0.00%
06/30/2003
High Income Trust
Chicago
 $                        785,000.00
 $                 778,736.00
0.06%
0.83%
0.00%
06/30/2003
Multi-Market Income Trust
Chicago
 $                        365,000.00
 $                 362,087.00
0.03%
0.83%
-0.12%
06/30/2003
Strategic Income Fund
Chicago
 $                        585,000.00
 $                 580,332.00
0.05%
0.83%
0.00%
06/30/2003
Strategic Income Trust
Chicago
 $                           85,000.00
 $                    84,322.00
0.01%
0.83%
-0.16%
06/30/2003
SVS II High Income Portfolio
Chicago
 $                        138,000.00
 $              1,368,988.00
0.11%
0.83%
0.00%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                        860,000.00
 $                 853,137.00
0.07%
0.83%
0.08%
06/30/2003
Total Return Fund
Chicago
 $                     1,941,000.00
 $              1,925,511.00
0.15%
0.83%
-0.49%
06/30/2003
SVS II Total Return Fund
Chicago
 $                        490,000.00
 $                 486,090.00
0.04%
0.83%
-0.51%
06/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                        140,000.00
 $                 138,883.00
0.01%
0.83%
0.10%
06/30/2003
New York Funds







Asset Management 1
New York
 $                        585,000.00
 $                 580,332.00
0.05%
0.83%
-0.69%
06/30/2003
Asset Management 2
New York
 $                           35,000.00
 $                    34,721.00
0.003%
0.83%
-0.42%
06/30/2003
Asset Management 3
New York
 $                           15,000.00
 $                    14,880.00
0.001%
0.83%
-0.20%
06/30/2003
Fixed Income Fund
New York
 $                        315,000.00
 $                 312,486.00
0.02%
0.83%
0.41%
06/30/2003
High Income Plus Fund
New York
 $                     1,240,000.00
 $              1,230,105.00
0.10%
0.83%
0.73%
06/30/2003
Total

 $                   14,607,500.00
 $            23,664,627.00
1.89%




35.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
BOEING CO.
WEYERHAUSER CO.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan
Stanley, BNP,
CSFB, SoGen, CIBC
CSFB, DBSI, JP Morgan
JP Mortan, Morgan Stanley, BofA, CIBC, DBSI, PNC, RBC,
Salomon,
Scotia, TD Securities, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 8.375%  7/15/2033
BA 6.125%, 2/15/2033
WY 6.875% 12/15/2033
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/26/2003
02/06/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
400,000,000
 $
275,000,000
Total
 $
3,000,000,000
 $
400,000,000
 $
275,000,000
Public offering price
 $
98.62
 $
98.14
 $
99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.75%
0.88%
0.88%
















Rating
Baa1/BBB
A2/A+
Baa2/BBB
Current yield
8.49%
6.24%
6.89%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,460,000.00
 $              1,439,896.00
0.05%
-0.43%
-0.51%
06/30/2003
Scudder High Income Opportunity
Boston
 $                 175,000.00
 $                 172,590.00
0.01%
-0.43%
0.00%
06/30/2003
Scudder Income Fund
Boston
 $            10,535,000.00
 $            10,389,933.00
0.35%
-0.43%
0.15%
06/30/2003
SVS I Balanced Fund
Boston
 $                 240,000.00
 $                 236,695.00
0.01%
-0.43%
-0.48%
06/30/2003
SVS I Bond Portfolio
Boston
 $              1,795,000.00
 $              1,770,283.00
0.06%
-0.43%
0.14%
06/30/2003
Chicago Funds







SVS II Total Return Fund
Chicago
 $              1,105,000.00
 $              1,089,784.00
0.04%
-0.43%
-0.51%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $              2,015,000.00
 $              1,987,253.00
0.07%
-0.43%
0.08%
06/30/2003
Scudder Multi-Market Trust
Chicago
 $                 125,000.00
 $                 123,279.00
0.004%
-0.43%
-0.12%
06/30/2003
Scudder Strategic Income Trust
Chicago
 $                    50,000.00
 $                    49,312.00
0.002%
-0.43%
-0.16%
06/30/2003
Scudder Strategic Income Fund
Chicago
 $                 200,000.00
 $                 197,246.00
0.01%
-0.43%
0.00%
06/30/2003
SVS II High Income Fund
Chicago
 $                 450,000.00
 $                 443,804.00
0.02%
-0.43%
0.00%
06/30/2003
Scudder High Income Fund
Chicago
 $              3,030,000.00
 $              2,988,277.00
0.10%
-0.43%
0.00%
06/30/2003
Scudder High Income Trust
Chicago
 $                 265,000.00
 $                 261,351.00
0.01%
-0.43%
0.00%
06/30/2003
Total Return Fund
Chicago
 $              4,375,000.00
 $              4,314,757.00
0.14%
-0.43%
-0.49%
06/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                    50,000.00
 $                    49,312.00
0.002%
-0.43%
0.10%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 400,000.00
 $                 394,492.00
0.01%
-0.43%
0.73%
06/30/2003
Asset Management I Fund
New York
 $              1,455,000.00
 $              1,434,965.00
0.05%
-0.43%
-0.69%
06/30/2003
Asset Management II Fund
New York
 $                    75,000.00
 $                    73,967.00
0.002%
-0.43%
-0.42%
06/30/2003
Asset Management III Fund
New York
 $                    50,000.00
 $                    49,312.00
0.002%
-0.43%
-0.20%
06/30/2003
Total

 $            27,850,000.00
 $            27,466,508.00
0.92%




36.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GEORGIA-PACIFIC CORPORATION
JEFFERSON SMURFIT CORPORATION
GEORGIA-PACIFIC CORPORATION
Underwriters
BofA, Citigroup, Goldman, UBS Warburg, DBSI, JP Morgan,
Merrill,
Morgan Stanley, Banc One, Bank of Tokyo, Mitsubishi, BNP
Paribas,
Commerzbank, Sumitomo Bank, Sun Trust, TD Securities
Morgan Stanley, BofA, DBSI, JP Morgan, Salomon, BNY, Scotia,
SG
Cowen
BofA, Goldman, Banc One, Bank of Tokyo, Mitsubishi, DBSI, JP Morgan, Merrill, Morgan Stanley, Salomon, Sumitomo, Suntrust, TD
Securities, UBS Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GP 7.375%, 7/15/2008
SSCC 8.25%, 10/1/2012
GP 8.875%, 2/1/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Co-manager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/21/2003
09/10/2002
01/23/2003
Total dollar amount of offering sold to QIBs
 $
350,000,000
 $
700,000,000
 $
700,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
350,000,000
 $
700,000,000
 $
700,000,000
Public offering price
 $
100.00
 $
100.00
 $
99.36
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.50%
2.13%
















Rating
Ba2/BB+
B2/B
Ba2/BB+
Current yield
7.38%
8.25%
8.93%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 365,000.00
 $                 365,000.00
0.10%
2.32%
3.03%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              6,450,000.00
 $              6,450,000.00
1.84%
2.32%
3.16%
06/30/2003
High Income Trust
Chicago
 $                 565,000.00
 $                 565,000.00
0.16%
2.32%
4.00%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 425,000.00
 $                 425,000.00
0.12%
2.32%
2.85%
06/30/2003
Strategic Income Fund
Chicago
 $                 265,000.00
 $                 265,000.00
0.08%
2.32%
1.78%
06/30/2003
SVS II High Income Fund
Chicago
 $                 935,000.00
 $                 935,000.00
0.27%
2.32%
3.07%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 895,000.00
 $                 895,000.00
0.26%
2.32%
3.77%
06/30/2003
Total

 $              9,900,000.00
 $              9,900,000.00
2.83%




37.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GEORGIA-PACIFIC CORPORATION
JEFFERSON SMURFIT CORPORATION
GEORGIA-PACIFIC CORPORATION
Underwriters
BofA, Citigroup, Goldman, UBS Warburg, DBSI, JP Morgan,
Merrill,
Morgan Stanley, Banc One, Bank of Tokyo, Mitsubishi, BNP
Paribas,
Commerzbank, Sumitomo Bank, Sun Trust, TD Securities
Morgan Stanley, BofA, DBSI, JP Morgan, Salomon, BNY, Scotia,
SG
Cowen
BofA, Goldman, Banc One, Bank of Tokyo, Mitsubishi, DBSI, JP Morgan, Merrill, Morgan Stanley, Salomon, Sumitomo Bank, Suntrust,
TD Securities, UBS Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GP 8%, 1/15/2014
SSCC 8.25%, 10/1/2012
GP 8.875%, 2/1/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Co-manager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/21/2003
09/10/2002
01/23/2003
Total dollar amount of offering sold to QIBs
 $
150,000,000
 $
700,000,000
 $
700,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
150,000,000
 $
700,000,000
 $
700,000,000
Public offering price
 $
100.00
 $
100.00
 $
99.36
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.50%
2.13%
















Rating
Ba2/BB+
B2/B
Ba2/BB+
Current yield
8.00%
8.25%
8.93%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 540,000.00
 $                 540,000.00
0.36%
2.76%
3.03%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              9,590,000.00
 $              9,590,000.00
6.39%
2.76%
3.16%
06/30/2003
High Income Trust
Chicago
 $                 845,000.00
 $                 845,000.00
0.56%
2.76%
4.00%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 390,000.00
 $                 390,000.00
0.26%
2.76%
2.85%
06/30/2003
Strategic Income Fund
Chicago
 $                 625,000.00
 $                 625,000.00
0.42%
2.76%
1.78%
06/30/2003
SVS II High Income Portfolio
Chicago
 $              1,395,000.00
 $              1,395,000.00
0.93%
2.76%
3.07%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $              1,345,000.00
 $              1,345,000.00
0.90%
2.76%
3.77%
06/30/2003
Total

 $            14,730,000.00
 $            14,730,000.00
9.82%




38.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GRAHAM PACKAGING
ANCHOR GLASS CONTAINER
PLIANT CORP
Underwriters
DBSI, Citigroup
BofA, CSFB, DBSI
JP Morgan, DBSI, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GRAHAM 8.75%, 1/15/2008
AGCC 11%, 2/15/2013
PLIANT 11.125%, 9/1/2009
Is the affiliate a manager or co-manager of offering?
Lead manager
Joint lead / Manager
Co-manager
Name of underwriter or dealer from which purchased
Salomon
N/A
JP Morgan
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/22/2003
01/31/2003
05/22/2003
Total dollar amount of offering sold to QIBs
 $
100,000,000
 $
300,000,000
 $
250,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
100,000,000
 $
300,000,000
 $
250,000,000
Public offering price
 $
99.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.75%
2.75%
2.50%
















Rating
Caa1/CCC+
B2/B+
B3/B-
Current yield
8.84%
11.00%
11.13%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 180,000.00
 $                 178,202.00
0.18%
1.46%
3.13%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              3,160,000.00
 $              3,128,432.00
3.16%
1.46%
3.26%
06/30/2003
High Income Trust
Chicago
 $                 280,000.00
 $                 277,203.00
0.28%
1.46%
4.20%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 130,000.00
 $                 128,701.00
0.13%
1.46%
2.36%
06/30/2003
Strategic Income Fund
Chicago
 $                 205,000.00
 $                 202,952.00
0.21%
1.46%
1.44%
06/30/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    49,501.00
0.05%
-0.21%
0.65%
05/29/2003
SVS II High Income Fund
Chicago
 $                 460,000.00
 $                 455,405.00
0.46%
1.46%
3.07%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 445,000.00
 $                 440,554.00
0.45%
1.46%
3.92%
06/30/2003
Total

 $              4,910,000.00
 $              4,860,950.00
4.91%




39.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
HUNTSMAN INTL LLC
INCO LTD
CITGO PETROLEUM CORP.
Underwriters
DBSI, CIBC, CSFB, UBS
Morgan Stanley, Salomon, Bk of Montreal, Bk of Nova Scotia,
CSFB,
JP Morgan, Merrill, RBC
CSFB, JP Morgan, BNP Paribas, BNY Capital Markets, Mizuho,
SG
Cowen, Suntrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
HUNTSM 8.875%, 3/1/2009
N 3.5%, 3/14/2052
CITPET 11.375%, 2/1/2011
Is the affiliate a manager or co-manager of offering?
Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/03/2003
03/04/2003
02/20/2003
Total dollar amount of offering sold to QIBs
 $
150,000,000
 $
220,000,000
 $
550,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
150,000,000
 $
220,000,000
 $
550,000,000
Public offering price
 $
105.25
 $
100.00
 $
99.38
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.00%
2.50%
2.13%
















Rating
B3/B
Ba1/BB+
Ba3/B+/*
Current yield
9.38%
3.50%
11.45%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 100,000.00
 $                 105,250.00
0.07%
6.14%
0.48%
04/08/2003
Chicago Funds







High Income Fund
Chicago
 $              1,890,000.00
 $              1,989,225.00
1.26%
6.14%
0.41%
04/08/2003
High Income Trust
Chicago
 $                 165,000.00
 $                 173,663.00
0.11%
6.14%
0.58%
04/08/2003
Multi-Market Income Trust
Chicago
 $                    75,000.00
 $                    78,938.00
0.05%
6.14%
0.63%
04/08/2003
Strategic Income Fund
Chicago
 $                 135,000.00
 $                 142,088.00
0.09%
6.14%
0.23%
04/08/2003
SVS II High Income Fund
Chicago
 $                 260,000.00
 $                 273,650.00
0.17%
6.14%
0.28%
04/08/2003
New York Funds







High Income Plus Fund
New York
 $                 310,000.00
 $                 326,275.00
0.21%
6.14%
0.29%
04/08/2003
Total

 $              2,935,000.00
 $              3,089,089.00
1.96%




40.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
IOS CAPITAL LLC
ROYAL CARRIBEAN CRUISES
SINCLAIR BROADCASTING GROUP
Underwriters
Lehman, BofA, DBSI, JPM, Wachovia, PNC
Citigroup, Goldman, BofA, CSFB, Morgan Stanley, Scoita,
Wachovia
BofA, Salomon, Bear Stearns, BNP Paribas, DBSI, HSBC, PNC,
Royal
Bank of Canada, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
IKN 7.25%, 6/30/2008
RCL 8%, 5/15/2010
UIS 6.875%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/10/2003
05/06/2003
03/12/2003
Total dollar amount of offering sold to QIBs
 $
350,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
250,000,000
 $
300,000,000
Total
 $
350,000,000
 $
250,000,000
 $
300,000,000
Public offering price
 $
99.25
 $
99.34
 $
99.32
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.38%
1.50%
















Rating
Ba1/*-/BBB-/*-
Ba2/BB+
Ba1/BB+
Current yield
7.30%
8.05%
6.92%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 245,000.00
 $                 243,163.00
0.07%
-1.11%
1.15%
06/30/2003
Scudder Income Fund
Boston
 $                    85,000.00
 $                    84,363.00
0.02%
-1.11%
-0.90%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              4,235,000.00
 $              4,203,238.00
1.21%
-1.11%
1.26%
06/30/2003
High Income Trust
Chicago
 $                 370,000.00
 $                 367,225.00
0.11%
-1.11%
1.37%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 175,000.00
 $                 173,688.00
0.05%
-1.11%
-0.57%
06/30/2003
Strategic Income Fund
Chicago
 $                 280,000.00
 $                 277,900.00
0.08%
-1.11%
-0.53%
06/30/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    49,625.00
0.01%
0.54%
0.47%
06/12/2003
SVS II High Income Fund
Chicago
 $                 625,000.00
 $                 620,313.00
0.18%
-1.11%
1.05%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    49,625.00
0.01%
-1.11%
-0.82%
06/30/2003
Total Return Fund
Chicago
 $                    65,000.00
 $                    64,513.00
0.02%
-1.11%
-1.11%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    70,000.00
 $                    69,475.00
0.02%
-1.11%
-0.87%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 575,000.00
 $                 570,688.00
0.16%
-1.11%
1.42%
06/30/2003
Total

 $              6,825,000.00
 $              6,773,816.00
1.95%




41.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
JLG INDUSTRIES INC
TRW AUTOMOTIVE INC
WESTPORT RESOURCES CORP
Underwriters
CSFB, DBSI, Banc One, BMO Nesbitt, Credit Lyonnais, National
City,
Suntrust
BofA, CSFB, DBSI, JP Morgan, Lehman, Scotia, Suntrust, TD
Securties
CSFB, JP Morgan, Lehman, Fleet, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
JLG 8.25%, 5/1/2008
TRWAUT 9.375%, 2/15/2013
WRC 8.25%, 11/1/2011
Is the affiliate a manager or co-manager of offering?
Co-lead
Joint lead
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/30/2003
02/06/2003
12/11/2002
Total dollar amount of offering sold to QIBs
 $
125,000,000
 $
925,000,000
 $
300,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
125,000,000
 $
925,000,000
 $
300,000,000
Public offering price
 $
100.00
 $
100.00
 $
103.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.50%
2.25%
















Rating
B1/BB-
B1/B+
Ba3/B+
Current yield
8.25%
9.38%
8.01%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 135,000.00
 $                 135,000.00
0.11%
0.09%
0.35%
05/01/2003
Income Fund
Boston
 $                    50,000.00
 $                    50,000.00
0.04%
0.09%
0.39%
05/01/2003
Chicago Funds







High Income Fund
Chicago
 $              2,440,000.00
 $              2,440,000.00
1.95%
0.09%
0.39%
05/01/2003
High Income Trust
Chicago
 $                 215,000.00
 $                 215,000.00
0.17%
0.09%
0.56%
05/01/2003
Multi-Market Income Trust
Chicago
 $                 100,000.00
 $                 100,000.00
0.08%
0.09%
0.48%
05/01/2003
Strategic Income Fund
Chicago
 $                 160,000.00
 $                 160,000.00
0.13%
0.09%
0.22%
05/01/2003
SVS II High Income Fund
Chicago
 $                 350,000.00
 $                 350,000.00
0.28%
0.09%
0.27%
05/01/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.04%
0.09%
0.00%
05/01/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.04%
0.09%
0.05%
05/01/2003
New York Funds







High Income Plus Fund
New York
 $                 370,000.00
 $                 370,000.00
0.30%
0.09%
1.33%
05/01/2003
Total

 $              3,920,000.00
 $              3,920,000.00
3.14%




42.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
LIN TELEVISION CORP.
ALBRITTON COMMUNICATIONS
GRAY TELEVISION INC.
Underwriters
Bear Stearns, DBSI, JP Morgan, Fleet, Morgan Stanley, Scotia
DBSI, Fleet
BofA, Wachovia, Allen & Co. DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
TVL 6.5%, 5/15/2013
ALLBRI 7.75%, 12/15/2012
GTNA 9.25%, 12/15/2011
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Co-manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/05/2003
12/06/2002
09/05/2002
Total dollar amount of offering sold to QIBs
 $
200,000,000
 $
275,000,000
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
100,000,000
Total
 $
200,000,000
 $
275,000,000
 $
100,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.75%
1.50%
2.25%
















Rating
B2/B
B3/B-
B3/B-
Current yield
6.50%
7.75%
9.25%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 240,000.00
 $                 240,000.00
0.12%
0.76%
2.67%
06/30/2003
Scudder Income Fund
Boston
 $                    65,000.00
 $                    65,000.00
0.03%
0.76%
1.72%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              4,300,000.00
 $              4,300,000.00
2.15%
0.76%
2.76%
06/30/2003
High Income Trust
Chicago
 $                 380,000.00
 $                 380,000.00
0.19%
0.76%
3.39%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 170,000.00
 $                 170,000.00
0.09%
0.76%
3.72%
06/30/2003
Strategic Income Fund
Chicago
 $                 280,000.00
 $                 280,000.00
0.14%
0.76%
3.37%
06/30/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.03%
-0.21%
0.24%
05/07/2003
SVS II High Income Fund
Chicago
 $                 620,000.00
 $                 620,000.00
0.31%
0.76%
2.66%
06/30/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.03%
0.76%
3.17%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.03%
0.76%
2.31%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 650,000.00
 $                 650,000.00
0.33%
0.76%
3.05%
06/30/2003
Total

 $              6,855,000.00
 $              6,855,000.00
3.43%




43.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
MOBILE MINI INC.
XEROX CORPORATION
D&b ACQUISITION SUB INC.
Underwriters
CIBC, DBSI, Fleet, JPM
Citigroup, DBSI, Goldman, JPM, Merrill, UBS, CSFB, PNC
DBSI, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
MINI 9.5%, 7/1/2013
XRX 7.625%, 6/15/2013
DAB 12.25% 7/15/2009
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/23/2003
06/19/2003
06/28/2002
Total dollar amount of offering sold to QIBs
 $
150,000,000
 $
-
 $
155,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
550,000,000
 $
-
Total
 $
150,000,000
 $
550,000,000
 $
155,000,000
Public offering price
 $
100.00
 $
100.00
 $
96.62
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.13%
3.00%
















Rating
B2/BB-
B1/B+
B2/B
Current yield
9.50%
7.63%
12.68%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                    70,000.00
 $                    70,000.00
0.05%
3.68%
0.11%
06/30/2003
Scudder Income Fund
Boston
 $                    50,000.00
 $                    50,000.00
0.03%
3.68%
-0.61%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              1,235,000.00
 $              1,235,000.00
0.82%
3.68%
0.00%
06/30/2003
High Income Trust
Chicago
 $                 110,000.00
 $                 110,000.00
0.07%
3.68%
0.00%
06/30/2003
Multi-Market Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.03%
3.68%
-0.81%
06/30/2003
Strategic Income Fund
Chicago
 $                    80,000.00
 $                    80,000.00
0.05%
3.68%
-0.65%
06/30/2003
SVS II High Income Fund
Chicago
 $                 185,000.00
 $                 185,000.00
0.12%
3.68%
0.00%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 170,000.00
 $                 170,000.00
0.11%
3.68%
0.59%
06/30/2003
Total

 $              1,950,000.00
 $              1,950,000.00
1.30%




44.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
NORAMPAC INC.
BALL CORP.
CASCADES INC.
Underwriters
CIBC, DBSI, BMO Nesbitt, BNP Paribas, Comerica, NBC Capital,
Scotia, SG Cowen, TD Securities, Tokyo-Mitsubishi
BofA, DBSI, Lehman, BancOne, BNP Paribas, Desdnder, Cobank,
McDonald Investments, SunTrust, Wells Fargo
Salomon, Scotia, BMO Nesbitt, BNP Paribas, CIBC, Comerica,
NBC
Capital, Societe General, TD Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
NORMPC 6.75%, 6/1/2013
BLL 6.875%, 12/15/2012
CASCN 7.25%, 2/15/2013
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
N/A
Name of underwriter or dealer from which purchased
Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/20/2003
12/05/2002
01/31/2003
Total dollar amount of offering sold to QIBs
 $
250,000,000
 $
300,000,000
 $
450,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
250,000,000
 $
300,000,000
 $
450,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.50%
1.75%
















Rating
Ba2/BB+
Ba3/BB
Ba1/BB+
Current yield
6.75%
6.88%
7.25%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                    70,000.00
 $                    70,000.00
0.03%
2.13%
-0.22%
05/27/2003
Scudder Income Fund
Boston
 $                    50,000.00
 $                    50,000.00
0.02%
2.13%
-0.14%
05/27/2003
Chicago Funds







High Income Fund
Chicago
 $              1,235,000.00
 $              1,235,000.00
0.49%
2.13%
-0.29%
05/27/2003
High Income Trust
Chicago
 $                 110,000.00
 $                 110,000.00
0.04%
2.13%
-0.37%
05/27/2003
Multi-Market Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
2.13%
0.95%
05/27/2003
Strategic Income Fund
Chicago
 $                    80,000.00
 $                    80,000.00
0.03%
2.13%
0.34%
05/27/2003
SVS II High Income Fund
Chicago
 $                 180,000.00
 $                 180,000.00
0.07%
2.13%
-0.27%
05/27/2003
New York Funds







High Income Plus Fund
New York
 $                 175,000.00
 $                 175,000.00
0.07%
2.13%
-0.42%
05/27/2003
Total

 $              1,950,000.00
 $              1,950,000.00
0.78%




45.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
OFFSHORE LOGISTIC
CITGO PETROLEUM CORP.
SOUTHERN NATURAL GAS
Underwriters
CSFB, DBSI, Howard Weil, Jefferies, Johnson Rice, Robert W
Baird
CSFB, JPM, BNP Paribas, BNY Capital, Mizuho, SG Cowen,
SunTrust
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
OLG 6.125%, 6/15/2013
CITPET 11.375%, 2/1/2011
EP 8.875%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/17/2003
02/20/2003
02/28/2003
Total dollar amount of offering sold to QIBs
 $
230,000,000
 $
550,000,000
 $
400,000,000
Total dollar amount of any concurrent public offering
$-
$-
$-
Total
 $
230,000,000
 $
550,000,000
 $
400,000,000
Public offering price
 $
100.00
 $
99.38
 $
98.72
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.13%
2.13%
2.50%
















Rating
Ba2/BB+
Ba3/BB-
B1/B+
Current yield
6.13%
11.45%
8.99%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 245,000.00
 $                 245,000.00
0.11%
1.37%
-0.10%
06/24/2003
Scudder Income Fund
Boston
 $                    85,000.00
 $                    85,000.00
0.04%
1.37%
0.09%
06/24/2003
Chicago Funds







Multi-Market Income Trust
Chicago
 $                 175,000.00
 $                 175,000.00
0.08%
1.37%
-1.36%
06/24/2003
High Income Fund
Chicago
 $              4,260,000.00
 $              4,260,000.00
1.85%
1.37%
-0.29%
06/24/2003
Strategic Income Fund
Chicago
 $                 280,000.00
 $                 280,000.00
0.12%
2.30%
-0.74%
06/20/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
1.37%
-1.24%
06/24/2003
SVS II High Income Fund
Chicago
 $                 635,000.00
 $                 635,000.00
0.28%
1.37%
-0.26%
06/24/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
2.30%
-0.33%
06/20/2003
Total Return Fund
Chicago
 $                    65,000.00
 $                    65,000.00
0.03%
1.37%
-1.58%
06/24/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    70,000.00
 $                    70,000.00
0.03%
1.37%
0.19%
06/24/2003
New York Funds







High Income Plus Fund
New York
 $                 575,000.00
 $                 575,000.00
0.25%
1.37%
-0.27%
06/24/2003
Total

 $              6,490,000.00
 $              6,490,000.00
2.82%




46.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
WORLDSPAN LP/WS FIN CORP.
AVAYA INC.
FAIRPOINT COMMUNICATIONS
Underwriters
DBSI, Lehman, Citigroup, JPM
Citigroup, CSFB
CSFB, Salomon, BofA, DBSI, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
WOLRDS  9.625%, 6/15/2011
AV 11.125%, 4/1/2009
MJDCOM 11.875%, 3/1/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
Co-manager
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/24/2003
03/22/2002
03/03/2003
Total dollar amount of offering sold to QIBs
$280,000,000
$-
$225,000,000
Total dollar amount of any concurrent public offering
$-
$640,000,000
$-
Total
$280,000,000
$640,000,000
$225,000,000
Public offering price
$100.00
$98.81
$100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.23%
3.50%
















Rating
B2/B-
B2/B+
B3/B
Current yield
9.63%
11.26%
11.88%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 245,000.00
 $                 245,000.00
0.09%
3.16%
0.11%
06/30/2003
Scudder Income Fund
Boston
 $                    80,000.00
 $                    80,000.00
0.03%
3.16%
-0.76%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              4,265,000.00
 $              4,265,000.00
1.52%
3.16%
0.19%
06/30/2003
High Income Trust
Chicago
 $                 375,000.00
 $                 375,000.00
0.13%
3.16%
0.00%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 175,000.00
 $                 175,000.00
0.06%
3.16%
-0.81%
06/30/2003
Strategic Income Fund
Chicago
 $                 280,000.00
 $                 280,000.00
0.10%
3.16%
-0.65%
06/30/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
3.16%
-0.87%
06/30/2003
SVS II High Income Fund
Chicago
 $                 635,000.00
 $                 635,000.00
0.23%
3.16%
0.13%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
3.16%
-0.74%
06/30/2003
Total Return Fund
Chicago
 $                    65,000.00
 $                    65,000.00
0.02%
3.16%
-0.74%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    65,000.00
 $                    65,000.00
0.02%
3.16%
-0.87%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 580,000.00
 $                 580,000.00
0.21%
3.16%
0.73%
06/30/2003
Total

 $              6,865,000.00
 $              6,865,000.00
2.45%




47.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
PARK PLACE ENTERTAINMENT
HILTON HOTELS
SINCLAIR BROADCASTING GROUP
Underwriters
BofA, DBSI, Citigroup, JP Morgan, Scotia, Societe General,
BNY
Capital, Commerzbank, CSFB, Fleet, Wachovia, Wells Fargo
DBSI, BofA, Bk of Nova Scotia, First Union, Wells Fargo,
Morgan
Stanley, UBS Warburg, CSFB
DBSI, JP Morgan, Wachovia, UBS Warburg, BNP Paribas, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
PPE 7%, 4/15/2013
HLT 7.625%, 12/1/2012
SBGI 8%, 3/15/2012
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
Co-manager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/08/2003
11/09/2002
10/25/2002
Total dollar amount of offering sold to QIBs
$300,000,000
$-
$250,000,000
Total dollar amount of any concurrent public offering
$-
$375,000,000
$-
Total
 $
300,000,000
 $
375,000,000
 $
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.50
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.65%
0.65%
1.00%
















Rating
Ba1/BBB-
Ba1/BBB-
B2/B
Current yield
7.00%
7.63%
7.96%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 160,000.00
 $                 160,000.00
0.05%
8.61%
7.15%
06/30/2003
Scudder Income Fund
Boston
 $                    60,000.00
 $                    60,000.00
0.02%
8.61%
2.97%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              3,010,000.00
 $              3,010,000.00
1.00%
8.61%
7.25%
06/30/2003
High Income Trust
Chicago
 $                 265,000.00
 $                 265,000.00
0.09%
8.61%
9.65%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 125,000.00
 $                 125,000.00
0.04%
8.61%
9.73%
06/30/2003
Strategic Income Fund
Chicago
 $                 215,000.00
 $                 215,000.00
0.07%
8.61%
7.56%
06/30/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
8.61%
9.34%
06/30/2003
SVS II High Income Fund
Chicago
 $                 420,000.00
 $                 420,000.00
0.14%
8.61%
7.08%
06/30/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
8.61%
6.41%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.02%
8.61%
4.17%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 490,000.00
 $                 490,000.00
0.16%
8.61%
7.59%
06/30/2003
Total

 $              4,895,000.00
 $              4,895,000.00
1.63%




48.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
PLIANT CORP.
GREIF BROS CORP.
MDP ACQUISITIONS PLC
Underwriters
JP Morgan, DBSI, CSFB
DBSI, Salomon, Huntington Corp. ING, Keybank, Merrill,
National
City, SunTrust, US Bancorp
DBSI, Lehman, Merrill, ABN, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
PLIANT 11.125%, 9/1/2009
GBCOA 8.875%, 8/1/2012
MDPAC 9.625%, 10/1/2012
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint lead
Joint lead / Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/22/2003
07/25/2002
09/23/2002
Total dollar amount of offering sold to QIBs
 $
250,000,000
 $
250,000,000
 $
545,000,000
Total dollar amount of any concurrent public offering
$-
$-
$-
Total
 $
250,000,000
 $
250,000,000
 $
545,000,000
Public offering price
 $
100.00
 $
99.19
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.08%
2.75%
















Rating
B3/B-
B2/B+
B2/B
Current yield
11.13%
8.95%
9.63%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 430,000.00
 $                 430,000.00
0.17%
7.46%
3.13%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              7,615,000.00
 $              7,615,000.00
3.05%
8.30%
3.36%
06/17/2003
High Income Trust
Chicago
 $                 670,000.00
 $                 670,000.00
0.27%
7.46%
4.20%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 310,000.00
 $                 310,000.00
0.12%
7.46%
2.36%
06/30/2003
Strategic Income Fund
Chicago
 $                 500,000.00
 $                 500,000.00
0.20%
7.46%
1.44%
06/30/2003
Strategic Income Trust
Chicago
 $                    75,000.00
 $                    75,000.00
0.03%
7.46%
2.34%
06/30/2003
SVS II High Income Fund
Chicago
 $              1,110,000.00
 $              1,110,000.00
0.44%
7.46%
3.07%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $              1,070,000.00
 $              1,070,000.00
0.43%
7.46%
3.92%
06/30/2003
Total

 $            11,780,000.00
 $            11,780,000.00
4.71%




49.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
RELIANT RESOURCES INC.
SOUTHERN NATURAL GAS
CITGO PETROLEUM CORP.
Underwriters
BofA, Goldman, DBSI, Barclays
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
CSFB, JPM, BNP Paribas, BNY, Mizuho Securities, SG Cowen,
SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
RRI 9.25%, 7/15/2010
EP 8.875%, 3/15/2010
CITPET 11.375%, 2/1/2011
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/26/2003
02/28/2003
02/20/2003
Total dollar amount of offering sold to QIBs
 $
550,000,000
 $
400,000,000
 $
550,000,000
Total dollar amount of any concurrent public offering
$-
$-
$-
Total
 $
550,000,000
 $
400,000,000
 $
550,000,000
Public offering price
 $
100.00
 $
98.72
 $
99.38
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.50%
2.13%
















Rating
B1/B
B1/B+
Ba3/BB-
Current yield
9.25%
8.99%
11.45%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 350,000.00
 $                 350,000.00
0.06%
1.17%
0.00%
06/30/2003
SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
0.14%
06/30/2003
Scudder Income Fund
Boston
 $                 120,000.00
 $                 120,000.00
0.02%
1.17%
0.15%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              5,960,000.00
 $              5,960,000.00
1.08%
1.17%
0.00%
06/30/2003
High Income Trust
Chicago
 $                 530,000.00
 $                 530,000.00
0.10%
1.17%
0.00%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 245,000.00
 $                 245,000.00
0.04%
1.17%
-0.12%
06/30/2003
Strategic Income Fund
Chicago
 $                 395,000.00
 $                 395,000.00
0.07%
1.17%
0.00%
06/30/2003
Strategic Income Trust
Chicago
 $                    60,000.00
 $                    60,000.00
0.01%
1.17%
-0.16%
06/30/2003
SVS II High Income Fund
Chicago
 $                 895,000.00
 $                 895,000.00
0.16%
1.17%
0.00%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
0.08%
06/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
-0.51%
06/30/2003
Total Return Fund
Chicago
 $                    95,000.00
 $                    95,000.00
0.02%
1.17%
-0.49%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    95,000.00
 $                    95,000.00
0.02%
1.17%
0.10%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 810,000.00
 $                 810,000.00
0.15%
1.17%
0.73%
06/30/2003
Total

 $              9,705,000.00
 $              9,705,000.00
1.76%




50.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
RELIANT RESOURCES INC.
SOUTHERN NATURAL GAS
FERRELLGAS PARTNERS LP
Underwriters
BofA, Godlman, DBSI, Barclays
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
CSFB, BofA, Banc One, BNP Paribas, Wheat First
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
RRI 9.5%, 7/15/2013
EP 8.875%, 3/15/2010
FGP 8.75%, 6/15/2012
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/26/2003
02/28/2003
09/10/2002
Total dollar amount of offering sold to QIBs
$550,000,000
$400,000,000
$-
Total dollar amount of any concurrent public offering
$-
$-
$218,000,000
Total
$550,000,000
$400,000,000
$218,000,000
Public offering price
$100.00
$98.72
$100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.50%
2.50%
















Rating
B1/B
B1/B+
B2/B
Current yield
9.50%
8.99%
8.75%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 250,000.00
 $                 250,000.00
0.05%
1.36%
0.00%
06/30/2003
Scudder Income Fund
Boston
 $                    85,000.00
 $                    85,000.00
0.02%
1.36%
0.15%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              4,245,000.00
 $              4,245,000.00
0.77%
1.36%
0.00%
06/30/2003
High Income Trust
Chicago
 $                 375,000.00
 $                 375,000.00
0.07%
1.36%
0.00%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 175,000.00
 $                 175,000.00
0.03%
1.36%
-0.12%
06/30/2003
Strategic Income Fund
Chicago
 $                 280,000.00
 $                 280,000.00
0.05%
1.36%
0.00%
06/30/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.36%
-0.16%
06/30/2003
SVS II High Income Fund
Chicago
 $                 635,000.00
 $                 635,000.00
0.12%
1.36%
0.00%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.36%
0.08%
06/30/2003
Total Return Fund
Chicago
 $                    65,000.00
 $                    65,000.00
0.01%
1.36%
-0.49%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    70,000.00
 $                    70,000.00
0.01%
1.36%
0.10%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 580,000.00
 $                 580,000.00
0.11%
1.00%
0.73%
06/26/2003
Total

 $              6,860,000.00
 $              6,860,000.00
1.25%




51.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
REPUBLIC OF TURKEY
REPUBLIC OF PHILIPPINES
FEDERAL REPUBLIC OF BRAZIL
Underwriters
JP Morgan, Morgan Stanley, DBSI
CSFB, JP Morgan, Morgan Stanley, HSBC, DBSI
Merrill, UBS Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
TURKEY 11%, 1/14/2013
PHILIP 9%, 2/15/2013
BRAZIL 10%, 1/16/2007
Is the affiliate a manager or co-manager of offering?
Co-manager
Co-manager
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2003 (Original offering was 1/9/2003.  Purchase
was part of an add-on offering.)
11/18/2002
04/29/2003
Total dollar amount of offering sold to QIBs
$-
$-
$-
Total dollar amount of any concurrent public offering
$750,000,000
$1,000,000,000
$1,000,000,000
Total
$750,000,000
$1,000,000,000
$1,000,000,000
Public offering price
$98.52
$99.21
$97.94
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.40%
0.22%
0.30%
















Rating
B1/B-
Ba1/BB
B2/B+
Current yield
11.17%
9.07%
10.21%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 180,000.00
 $                 177,370.00
0.02%
2.63%
2.67%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              3,175,000.00
 $              3,128,074.00
0.42%
2.63%
2.76%
06/30/2003
High Income Trust
Chicago
 $                 270,000.00
 $                 266,009.00
0.04%
2.63%
3.39%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 130,000.00
 $                 128,079.00
0.02%
2.63%
2.27%
06/30/2003
Strategic Income Fund
Chicago
 $                 205,000.00
 $                 201,970.00
0.03%
2.63%
2.00%
06/30/2003
SVS II High Income Fund
Chicago
 $                 455,000.00
 $                 448,275.00
0.06%
2.63%
2.66%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 440,000.00
 $                 433,497.00
0.06%
2.63%
3.19%
06/30/2003
Total

 $              4,855,000.00
 $              4,783,274.00
0.65%




52.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
SINCLAIR BROADCAST GROUP
LAMAR MEDIA CORP.
SINCLAIR BROADCASTING GROUP
Underwriters
JP Morgan, DBSI, Wachovia, Bear Stearns, UBS Warburg
JP Morgan
DBSI, JP Morgan, Wachovia, UBS Warburg, BNP Paribas, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
SBGI 8%, 3/15/2012
LAMR 7.25%, 1/1/2013
SBGI 8%, 3/15/2012
Is the affiliate a manager or co-manager of offering?
Co-lead
N/A
Joint lead
Name of underwriter or dealer from which purchased
JPM Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/14/2003
12/17/2002
10/25/2002
Total dollar amount of offering sold to QIBs
 $
100,000,000
 $
260,000,000
 $
250,000,000
Total dollar amount of any concurrent public offering
$-
$-
$-
Total
 $
100,000,000
 $
260,000,000
 $
250,000,000
Public offering price
$105.34
$100.00
$100.50
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.00%
1.75%
1.00%
















Rating
B2/B
Ba3/B
B2/B
Current yield
7.59%
7.25%
7.96%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 375,000.00
 $                 395,010.00
0.38%
1.38%
2.67%
06/30/2003
Scudder Income Fund
Boston
 $                 105,000.00
 $                 110,603.00
0.11%
1.38%
0.48%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              6,630,000.00
 $              6,983,770.00
6.63%
1.38%
2.76%
06/30/2003
High Income Trust
Chicago
 $                 580,000.00
 $                 610,948.00
0.58%
1.38%
3.43%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 265,000.00
 $                 279,140.00
0.27%
1.38%
2.24%
06/30/2003
Strategic Income Fund
Chicago
 $                 430,000.00
 $                 452,944.00
0.43%
1.38%
1.78%
06/30/2003
Strategic Income Trust
Chicago
 $                    65,000.00
 $                    68,468.00
0.07%
1.38%
2.34%
06/30/2003
SVS II High Income Fund
Chicago
 $                 965,000.00
 $              1,016,491.00
0.97%
1.38%
2.66%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    52,668.00
0.05%
1.38%
0.67%
06/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    52,668.00
0.05%
1.38%
1.86%
06/30/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    52,668.00
0.05%
1.38%
1.74%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 105,000.00
 $                 110,603.00
0.11%
1.38%
1.04%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 945,000.00
 $                 995,424.00
0.95%
1.38%
3.19%
06/30/2003
Total

 $            10,615,000.00
 $            11,181,405.00
10.62%




53.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
TOWN SPORTS INTERNATIONAL
D&B ACQUISITION SUB INC.
WYNN LAS VEGAS LLC/COPR.
Underwriters
DBSI, BNP
DBSI, UBS Warburg
BofA, DBSI, Dresdner, Fleet, Jefferies, Scotia, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
TOWNS 9.625%, 4/15/2011
DAB 12.25%, 7/15/2009
WYNN 12%, 11/1/2010
Is the affiliate a manager or co-manager of offering?
Lead manager
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
BNP
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/10/2003
06/28/2003
10/25/2002
Total dollar amount of offering sold to QIBs
$255,000,000
$155,000,000
$-
Total dollar amount of any concurrent public offering
$-
$-
$370,000,000
Total
 $
255,000,000
 $
155,000,000
 $
370,000,000
Public offering price
$100.00
$96.62
$92.79
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
3.00%
2.74%
















Rating
B2/B-
B2/B
B3/CCC+
Current yield
9.63%
12.68%
12.93%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 135,000.00
 $                 135,000.00
0.05%
6.17%
7.15%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              2,520,000.00
 $              2,520,000.00
0.99%
6.17%
7.25%
06/30/2003
High Income Trust
Chicago
 $                 220,000.00
 $                 220,000.00
0.09%
6.17%
9.65%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 105,000.00
 $                 105,000.00
0.04%
6.17%
10.28%
06/30/2003
Strategic Income Fund
Chicago
 $                 180,000.00
 $                 180,000.00
0.07%
6.17%
7.56%
06/30/2003
SVS II High Income Portfolio
Chicago
 $                 350,000.00
 $                 350,000.00
0.14%
6.17%
7.08%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 410,000.00
 $                 410,000.00
0.16%
6.17%
7.59%
06/30/2003
Total

 $              3,920,000.00
 $              3,920,000.00
1.54%




54.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
UNITED OVERSEAS BANK LTD
NORDIC INVESTMENT BANK
BEAR STEARNS CO INC.
Underwriters
DBSI, Merrill
BNP, HSBC, Morgan Stanley
Bear Stearns, BofA, Banc One, BNY, JPM, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
UOBSP 4.5%, 7/2/2013
NIB 3.125%, 4/24/2008
BSC 3%, 3/30/2006
Is the affiliate a manager or co-manager of offering?
Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/23/2003
04/15/2003
02/11/2003
Total dollar amount of offering sold to QIBs
$1,000,000,000
$-
$-
Total dollar amount of any concurrent public offering
$-
$1,000,000,000
$650,000,000
Total
$1,000,000,000
$1,000,000,000
$650,000,000
Public offering price
$99.96
$99.96
$99.95
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.25%
0.10%
0.25%
















Rating
Aa3/A-
Aaa/AAA
A2/*+/A
Current yield
4.50%
3.13%
3.00%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,885,000.00
 $              1,884,246.00
0.19%
-0.54%
-0.57%
06/30/2003
Scudder Income Fund
Boston
 $              6,845,000.00
 $              6,842,262.00
0.68%
-0.54%
-0.61%
06/30/2003
Total

 $              8,730,000.00
 $              8,726,508.00
0.87%




55.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
UNUMPROVIDENT CORP.
EMPIRE DISTRICT ELECTRIC CO.
ANHEUSER-BUSCH COS INC.
Underwriters
Goldman, BofA, DBSI, Merrill, Morgan Stanley, SunTrust
BofA, Edward Jones, Stifel Nicolaus
BofA, Banc One, Citigroup, Edward Jones, JP Morgan,
SunTrust, UBS
Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
UNM 8.25%, 5/15/2006
EDE 7.05%, 12/15/2022
BUD 5.35%, 5/15/2023
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/01/2003
12/18/2002
05/01/2003
Total dollar amount of offering sold to QIBs
$-
$-
$-
Total dollar amount of any concurrent public offering
 $
20,000,000
 $
50,000,000
 $
180,000,000
Total
 $
20,000,000
 $
50,000,000
 $
180,000,000
Public offering price
 $
25.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.90%
2.90%
















Rating
Baa3/BBB0
Baa2/BBB-
A1/A+
Current yield
33.00%
7.05%
5.35%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                      2,020.00
 $                         505.00
0.01%
6.80%
0.57%
05/14/2003
Scudder Income Fund
Boston
 $                         710.00
 $                         178.00
0.004%
6.80%
1.24%
05/14/2003
SVS I Bond Portfolio
Boston
 $                         135.00
 $                           34.00
0.001%
6.80%
1.16%
05/14/2003
Chicago Funds







High Income Fund
Chicago
 $                    36,315.00
 $                      9,079.00
0.18%
6.80%
0.59%
05/14/2003
High Income Trust
Chicago
 $                      3,195.00
 $                         799.00
0.02%
6.80%
0.70%
05/14/2003
Multi-Market Income Trust
Chicago
 $                      1,440.00
 $                         360.00
0.01%
6.80%
2.42%
05/14/2003
Strategic Income Fund
Chicago
 $                      2,365.00
 $                         591.00
0.01%
6.80%
2.01%
05/14/2003
Strategic Income Trust
Chicago
 $                         325.00
 $                           81.00
0.00%
6.80%
1.95%
05/14/2003
SVS II High Income Fund
Chicago
 $                      5,260.00
 $                      1,315.00
0.03%
6.80%
0.54%
05/14/2003
SVS II Fixed Income Portfolio
Chicago
 $                         230.00
 $                           58.00
0.001%
6.80%
1.18%
05/14/2003
New York Funds







High Income Plus Fund
New York
 $                      5,505.00
 $                      1,376.00
0.03%
6.80%
0.28%
05/14/2003
Total

 $                    57,500.00
 $                    14,376.00
0.29%




56.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
OWENS-BROCKWAY GLASS
GREIF BROS. CORP.
BALL CORP.
Underwriters
DBSI, Banc One, Citigroup, BofA, BNP Paribas, Credit
Lyonnais,
Fleet, Goldman, Scotia
DBSI, Salomon, Huntington Corp., ING, Keybank, Merrill,
National
City, Suntrust, US Bancorp
BofA, DBSI, Lehman, BancOne, BNP Paribas, Desdner, Cobank,
McDonald Investments, Suntrust, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
OI 8.25%, 5/15/2013
GBCOA 8.875%, 8/1/2012
BLL 6.875%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Lead manager
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/29/2003
07/25/2002
12/05/2002
Total dollar amount of offering sold to QIBs
 $
450,000,000
 $
250,000,000
 $
300,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
450,000,000
 $
250,000,000
 $
300,000,000
Public offering price
 $
100.00
 $
99.19
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.00%
2.08%
1.50%
















Rating
B2/B+
B2/B+
Ba3/BB
Current yield
8.25%
8.95%
6.88%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 330,000.00
 $                 330,000.00
0.07%
5.92%
3.98%
06/30/2003
Scudder Income Fund
Boston
 $                 125,000.00
 $                 125,000.00
0.03%
5.92%
2.12%
06/30/2003
Chicago Funds







High Income Fund
Chicago
 $              5,965,000.00
 $              5,965,000.00
1.33%
5.92%
3.98%
06/30/2003
High Income Trust
Chicago
 $                 530,000.00
 $                 530,000.00
0.12%
5.92%
5.12%
06/30/2003
Multi-Market Income Trust
Chicago
 $                 245,000.00
 $                 245,000.00
0.05%
5.92%
5.99%
06/30/2003
Strategic Income Fund
Chicago
 $                 390,000.00
 $                 390,000.00
0.09%
5.92%
4.77%
06/30/2003
Strategic Income Trust
Chicago
 $                    55,000.00
 $                    55,000.00
0.01%
5.92%
5.72%
06/30/2003
SVS II High Income Fund
Chicago
 $                 860,000.00
 $                 860,000.00
0.19%
5.92%
3.85%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
5.92%
2.28%
06/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
5.92%
3.85%
06/30/2003
Total Return Fund
Chicago
 $                 100,000.00
 $                 100,000.00
0.02%
5.92%
3.56%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    95,000.00
 $                    95,000.00
0.02%
5.92%
2.87%
06/30/2003
New York Funds







High Income Plus Fund
New York
 $                 905,000.00
 $                 905,000.00
0.20%
5.92%
4.86%
06/30/2003
Total

 $              9,700,000.00
 $              9,700,000.00
2.16%